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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           THE SECURITIES ACT OF 1934


                                 NOGATECH, INC.
             (Exact name of Registrant as specified in its charter)

                    Delaware                                  77-0525268
        (State or Other Jurisdiction of                    (I.R.S. Employer
         Incorporation or Organization)                 Identification Number)


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                      5201 Great America Parkway, Suite 351
                          Santa Clara, California         95054
               (Address of Principal Executive Offices) (Zip Code)



  If this form relates to the               If this form relates to the
  registration of a class of                registration of a class of
  securities pursuant to Section 12(b)      securities pursuant to Section 12(g)
  of the Exchange Act and is                of the Exchange Act and is
  effective pursuant to General             effective pursuant to General
  Instruction A.(c), please check           Instruction A.(d), please check
  the following box. / /                    the following box. /X/

Securities Act registration statement file number to which this form relates:
333-32372 (IF APPLICABLE)

Securities to be registered pursuant to Section 12 (b) of the Act:

     Title of Each Class of                  Name of each exchange on which
   Securities to Be Registered               each class is to be registered

         Not Applicable                             Not Applicable

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Securities to be registered pursuant to Section 12 (g) of the Act:

                                Common Stock

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                              (Title of Class)

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                              (Title of Class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporation herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1, as amended (File No. 333-32372).

ITEM 2.  EXHIBITS.


EXHIBIT NUMBER       DESCRIPTION
2.1                  Agreement and Plan of Merger, by and between Nogatech,
                     Inc., a California Corporation and the Registrant, dated as of December 28, 1999 (incorporated by reference as Exhibit
                     2.1 to the Registrant's Registration Statement on Form S-1
                     (File No. 333-32372)).

3.1                  Second Amended and Restated Certificate of Incorporation of
                     Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No.
                     333-32372)).

3.2 Bylaws of the Registrant (incorporated by reference as Exhibit 3.2 to the Registrant's Registration Statement on
                     Form S-1 (File No. 333-32372)).

3.3                  Amendment to the Second Amended and Restated Certificate of
                     Incorporation of the Registrant, as filed with the Delaware
                     Secretary of State on April 14, 2000 (incorporated by reference to Exhibit 3.3 to the Registrant's Registration
                     Statement on Form S-1 (File No. 333-32372)).

3.4                  Amendment to the Second Amended and Restated Certificate of
                     Incorporation of the Registrant, as filed with the Delaware
                     Secretary of State on April 17, 2000 (incorporated by reference to Exhibit 3.4 to the Registrant's Registration
                     Statement on Form S-1 (File No. 333-32372)).

4.1 Specimen common stock certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Registration
                     Statement on Form S-1 (File No. 333-32372)).

10.11 Shareholder Agreement, by and among Nomura International plc., Holland Venture B.V., Ophir Holdings Ltd., Docor
                     International B.V., Inventech Ltd., Ronchal Investments
                     N.V., Challenge Fund-Etgar, L.P., and Corex Israeli
                     Industries Ltd., dated as of January 13, 2000 (incorporated by reference to Exhibit 10.11 to the Registrant's
                     Registration Statement on Form S-1 (File No. 333-32372)).

10.12 Second Amended and Restated Registration Rights Agreement, by and among the Registrant and certain security holders, dated January 13, 2000 (incorporated by reference to Exhibit 10.12 to the Registrant's Registration Statement on
                     Form S-1 (File No. 333-32372)).

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

         Nogatech, Inc
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                                  (Registrant)

Date     May 15, 2000
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By       /s/ Yaron Garmazi
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         * Print the name and title of the signing officer under his signature.






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